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                                                                    EXHIBIT 99.2

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                          INDEPENDENT BANK CORPORATION

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

          I, Robert N. Shuster, Chief Financial Officer of Independent Bank Corporation, certify, to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Independent Bank Corporation

                                                   INDEPENDENT BANK CORPORATION


Date:  August 12, 2002                             By:   /s/ Robert N. Shuster
                                                         -----------------------
                                                         Robert N. Shuster
                                                   Its:  Chief Financial Officer